[The American Funds Group(r)]

NEW PERSPECTIVE FUND

1998 Semi-Annual Report
for the six months ended March 31

[sketch: one dimensional view of globe]

New Perspective Fund(r) seeks long-term growth of capital through investments all over the world, including the United States.

New Perspective Fund is one of the 28 mutual funds in The American Funds Group(r), managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

About our cover: The Fuller Projection Dymaxion(tm) map

The word "Dymaxion" and the Fuller Projection Dymaxion Map design are trademarks of the Buckminster Fuller Institute, Santa Barbara, California,
(c)1938, 1967 & 1992. All rights reserved.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1998, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods (sales charges are lower for accounts of $50,000 or more):

                 Total                    Average Annual
                 Return                   Compound Return
10 years          +285.80%                +14.46%
 5 years          +121.62%                +17.25%
12 months         + 21.68%                -

The figures in this report reflect past results and are not predictive of future results. Share price and return will vary, so you may lose money by investing in the fund. The shorter the time period of your investment, the greater the possibility of loss. Fund shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, the Federal Deposit Insurance Corporation, or any other agency, entity or person. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.



Fellow Shareholders:

New Perspective Fund posted a solid gain during the first half of its fiscal year. For the six months ended March 31, the value of your investment rose 9.8% if, like most shareholders, you reinvested the income dividend of 19 cents a share and the capital gain distribution of $1.21 a share, both of which were paid in December.

Over the six months, the 205 global stock funds tracked by Lipper Analytical Services rose an average of 7.8% with dividends reinvested. On the same basis, the unmanaged Morgan Stanley Capital International (MSCI) World Index, which measures 23 major markets including the U.S., gained 11.7%.

The six months provided a study in contrasts. Markets worldwide declined sharply soon after the period began. By March, however, most had recovered lost ground, and many had reached record levels. Asia was the glaring exception, with markets ending the period lower than where they began.

IN THE UNITED STATES, where NPF had the largest concentration of assets, equity prices rose 18.1%, as measured by the unmanaged MSCI USA Index. The nation's "Goldilocks" economy - not too hot, not too cold - once again created a favorable environment for stocks. Productivity and corporate profits continued to increase, bolstered by benign inflation, low interest rates and steady economic growth. The Asian crisis has reduced the possibility of rising inflation in the near future, as the flood of cheap imports from the region has put pressure on U.S. manufacturers to keep prices low. At the same time, companies that do significant business in Asia may see profits squeezed as demand there contracts. Elsewhere in North America, the Canadian market rose 8.8% in U.S. dollars for the six months. Mexico, on the other hand, was hurt by falling oil prices and lost 9.5% in dollar terms.

IN EUROPE, markets showed broad strength, with most recording double-digit gains for the six months. The rise in stock prices was fueled by a heady combination of positive news on corporate earnings, a wave of industry consolidations and a strong U.S. dollar, which made European manufacturers more competitive. Interest rates and inflation remained low throughout the continent, as governments reduced budget deficits to meet the various criteria for the European Monetary Union next January.

Many markets outpaced even the U.S. market's impressive gain. They included Spain, where stock prices rose 36.0% in U.S. dollars, Switzerland (+25.9%), France (+23.3%) and the U.K. (+18.4%). Italy, where stock prices increased an astonishing 40.9% for the six-month period, was Europe's biggest gainer. With more than a third of net assets invested in European companies, the fund was well-positioned to take advantage of the market's strength.


WHERE NPF'S ASSETS
WERE INVESTED
(percent invested by country)

                          3/31/98                       9/30/97
ASIA/PACIFIC RIM          10.7%                         12.0%
Japan                     5.2                           5.6
Australia                 2.8                           3.4
Hong Kong                 1.2                           1.6
Taiwan                    .6                            .5
New Zealand               .5                            .8
South Korea               .4                            .1

EUROPE                    34.4%                         31.9%
United Kingdom            7.3                           6.5
France                    6.8                           5.6
Sweden                    3.6                           4.2
Germany                   3.5                           2.4
Netherlands               3.4                           3.6
Switzerland               3.1                           3.1
Spain                     2.3                           2.0
Finland                   1.8                           1.6
Italy                     1.5                           1.8
Denmark                   .6                            .4
Norway                    .4                            .6
Luxembourg                .1                            .1

NORTH AMERICA             40.0%                         41.1%
United States             33.2                          33.8
Canada                    5.4                           5.8
Mexico                    1.4                           1.5

OTHER                     3.1%                          3.6%

CASH & EQUIVALENTS        11.8%                         11.4%

                          100.0%                        100.0%

IN ASIA AND THE PACIFIC RIM, by contrast, markets fared poorly. Japan, still struggling with a banking crisis, a weakening yen and stubborn economic problems, was further battered, sliding 18.0% on top of earlier losses. With about 5% of net assets invested in Japanese companies, the fund was not immune to the decline, but the drop in stock prices provided buying opportunities for a number of Japanese holdings that we believe have good prospects over the long term.

Meanwhile, Southeast Asia's currency turmoil that began last summer sparked a chain of market routs that left stocks throughout the region considerably weaker, particularly when measured in U.S. dollars. Most recovered a bit in the last quarter as investors cautiously returned to the region. With minimal investments in Southeast Asia, the crisis had little direct impact on the fund.

As always, our primary focus remains on individual companies, regardless of region or industry. Of the ten largest holdings in the portfolio, many made significant contributions to the fund's six-month results. They include Pfizer (+66.0%), the U.S.-based pharmaceuticals company; Mannesmann (+53.1%), a German provider of wireless phone service; and U.S. cruise-line operator Carnival (+50.8%). Viacom (+70.0%), the U.S. entertainment company, recovered from its doldrums of recent years to post impressive gains.

An emphasis on individual companies can sometimes lead to large concentrations in sectors where our analysts have found particularly attractive values. A case in point is telecommunications, the fund's second-largest industry concentration. Many service providers are benefiting from worldwide deregulation and are forming alliances at a rapid rate as they expand their borders of operations. Telef<UNDEF>nica de Espa<UNDEF>a (+39.6%) and Telecom Italia (+30.1%), for example, have been courted by large long-distance carriers. Both companies also operate highly profitable mobile phone businesses. A number of NPF's other telecommunications holdings, such as Tele Danmark (+71.4%) and MCI (+68.5%), also did extremely well.

All in all, the fund is broadly diversified. As you can see by the listing beginning on page 4, the 231 companies in the portfolio represented 36 industries and were based in 26 countries on six continents. Most are businesses with a global focus, seeking to serve a world clientele.

New Perspective Fund's latest six-month return brings its 12-month total return through March 31, 1998 to +29.1% versus +32.5% for the MSCI World Index and +27.1% for the Lipper average of global funds. Over longer, more meaningful periods, NPF has continued to outpace the unmanaged index and its category average:

                     Average Annual Compound Returns
                     5 years                 10 years                Lifetime
                     4/1/93-3/31/98          4/1/88-3/31/98          3/13/73-3/31/98
New Perspective
  Fund               +18.6%                  +15.1%                  +15.3%
MSCI World
  Index              +17.1%                  +11.4%                  +12.3%
Global funds
   average           +15.5%                  +12.4%                  +14.4%


Global funds average calculated at net asset value by Lipper Analytical Services. Results assume distributions were reinvested.

In a six-month period that saw extreme volatility on the upside as well as the downside, the value of a long-term perspective becomes increasingly apparent. As New Perspective Fund marks its 25th anniversary, we believe our long view has been a primary factor in the fund's success.

We look forward to reviewing the past quarter-century with you six months from now in the annual report.

Cordially,

[/s/ Walter P. Stern]
Walter P. Stern
Chairman of the Board

[/s/ Gina h. Despres]
Gina H. Despres
President

May 12, 1998




New Perspective Fund
Investment Portfolio, March 31, 1998
                                                                                                  Percent
Largest Industry Holdings                                        Largest Individual                of Net
11.41% Health & Personal Care                                             Holdings                 Assets
11.30% Telecommunications                                                   Pfizer                  2.58%
6.45%  Banking                                                         Time Warner                   2.45
6.42%  Broadcasting & Publishing                                             Astra                   2.25
5.13%  Electronic Components                                              Novartis                   2.03
47.32% Other Industries                                                 Mannesmann                   1.97
                                                                 Telefonica de Espana                1.91
11.97% Bonds, Cash and Equivalents                                   Philip Morris                   1.65
                                                                            Viacom                   1.61
                                                                             Nokia                   1.56
                                                                          Carnival                   1.26



                                                                         Shares or     Market    Percent
                                                                         Principal      Value      of Net
Equity Securities                                                           Amount (Millions)      Assets
-----------------------------------------                             ------------ -----------------------

Health & Personal Care - 11.41%
Pfizer Inc (USA)                                                          4,870,000   $485.478       2.58%
AB Astra, Class A (Sweden)                                               11,826,833    243.654
AB Astra, Class A (American Depositary Receipts)                            413,333      8.577
AB Astra, Class B                                                         8,590,533    170.545       2.25
Novartis AG (Switzerland)                                                   216,231    382.176       2.03
SmithKline Beecham PLC (American Depositary Receipts)
 (United Kingdom)                                                         2,200,000    137.637        .73
Teva Pharmaceutical Industries Ltd. (American Depositary
 Receipts) (Israel)                                                       2,635,000    112.646        .60
Merck & Co., Inc. (USA)                                                     690,500     88.643        .47
Zeneca Group PLC (United Kingdom)                                         1,207,200     51.961
Zeneca Group PLC (American Depositary Receipts)                             185,000     24.235        .41
Glaxo Wellcome PLC (United Kingdom)                                         563,264     15.061
Glaxo Wellcome PLC (American Depositary Receipts)                         1,044,000     56.506        .38
Johnson & Johnson (USA)                                                     800,000     58.650        .31
Shiseido Co., Ltd. (Japan)                                                4,283,000     49.197        .26
Alza Corp. (USA) (1)                                                      1,000,000     44.812        .24
Genentech, Inc., callable putable common stock (USA) (1)                    600,000     42.262        .22
Avon Products, Inc. (USA)                                                   500,000     39.000        .21
Bristol-Myers Squibb Co. (USA)                                              275,000     28.686        .15
Amgen Inc. (USA) (1)                                                        400,000     24.350        .13
Gillette Co. (USA)                                                          203,400     24.141        .13
Pharmacia & Upjohn, Inc. (USA)                                              500,000     21.875        .12
Guidant Corp. (USA)                                                         250,000     18.344        .10
Medtronic, Inc. (USA)                                                       315,000     16.341        .09


Telecommunications - 11.30%
Mannesmann AG (Germany)                                                     507,500    371.275       1.97
Telefonica de Espana, SA (Spain)                                          7,906,000    348.291
Telefonica de Espana, SA (American Depositary Receipts)                      76,000     10.051       1.91
Telefonos de Mexico, SA de CV, Class L (American
 Depositary Receipts) (Mexico)                                            3,134,530    176.709        .94
AirTouch Communications (USA) (1)                                         3,525,000    172.505        .92
Vodafone Group PLC (American Depositary Receipts) (United
 Kingdom)                                                                 1,428,500    148.385        .79
Tele Danmark AS, Class B (Denmark)                                          672,000     60.945
Tele Danmark AS, Class B (American Depositary Receipts)                   1,233,700     56.288        .62
MCI Communications Corp. (USA)                                            2,325,000    115.087        .61
Telecom Italia SpA, ordinary shares (Italy)                               4,187,500     33.004
Telecom Italia SpA, nonconvertible savings shares                        12,500,000     76.330        .58
AT&T Corp. (USA)                                                          1,535,000    100.734        .54
Koninklijke PTT Nederland NV (Netherlands)                                1,629,500     84.382        .45
France Telecom (France)                                                   1,410,000     74.327        .40
Telecom Corp. of New Zealand Ltd. (New Zealand)                          10,671,100     50.794
Telecom Corp. of New Zealand Ltd. (2)                                     4,917,700     23.408        .39
Deutsche Telekom AG (Germany)                                             3,412,260     74.023        .39
Sprint Corp. (USA)                                                          883,400     59.795        .32
British Telecommunications PLC (United Kingdom)                           3,000,000     32.608        .17
Hong Kong Telecommunications Ltd. (Hong Kong)                             7,428,745     15.340
Hong Kong Telecommunications Ltd. (American Depositary
 Receipts)                                                                  451,479      9.453        .13
DDI Corp. (Japan)                                                             9,074     22.344        .12
Telecomunicacoes Brasileiras SA, preferred nominative
  (American Depositary Receipts) (Brazil)                                    76,439      9.923        .05


Banking - 6.45%
Bank of Nova Scotia (Canada)                                              6,959,000    188.618       1.00
Royal Bank of Canada (Canada)                                             2,717,000    161.170        .86
Westpac Banking Corp. (Australia)                                        17,567,630    117.675
Westpac Banking Corp., warrants, expire 2000 (1)                          3,000,000     17.951        .72
BankAmerica Corp. (USA)                                                   1,200,000     99.150        .53
Citicorp (USA)                                                              590,000     83.780        .45
Banque Nationale de Paris (France)                                        1,021,549     79.341        .42
Banco de Santander, SA (Spain)                                            1,000,000     49.784
Banco de Santander, SA (American Depositary Receipts)                       540,000     26.696        .41
Cie. Financiere de Paribas, Class A (France)                                750,000     75.853        .40
Sakura Bank, Ltd. (Japan)                                                17,700,000     62.854        .33
Chase Manhattan Corp. (USA)                                                 375,000     50.578        .27
Australia and New Zealand Banking Group Ltd. (Australia)                  7,371,411     49.279        .26
Fuji Bank, Ltd. (Japan)                                                   7,910,000     47.507        .25
ABN AMRO Bank Holding NV (Netherlands)                                    1,672,960     38.583        .21
Toronto-Dominion Bank (Canada)                                              750,000     32.356        .17
Istituto Mobiliare Italiano SpA (Italy)                                   1,980,000     32.091        .17


Broadcasting & Publishing - 6.42%
Time Warner Inc. (USA)                                                    6,406,225    461.248       2.45
Viacom Inc., Class B (USA) (1)                                            5,640,000    303.150       1.61
News Corp. Ltd. (Australia)                                               3,958,997     26.126
News Corp. Ltd. (American Depositary Receipts)                            3,991,600    107.524
News Corp. Ltd., preferred shares                                         2,037,002     11.514
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                                                1,995,800     45.903       1.02
CANAL+ (France)                                                             267,145     50.072        .27
CBS Corp. (formerly Westinghouse Electric Corp.) (USA)                    1,045,000     35.465        .19
Grupo Televisa, SA, ordinary participation certificates
 (American Depositary Receipts) (Mexico) (1)                                825,000     30.216        .16
Elsevier NV (Netherlands)                                                 1,700,000     27.958        .15
Pearson PLC (United Kingdom)                                              1,700,000     27.575        .15
Wolters Kluwer NV (Netherlands)                                             162,516     23.221        .12
Dow Jones & Co., Inc. (USA)                                                 434,900     23.023        .12
AUDIOFINA (Luxembourg)                                                      415,300     16.427        .09
Carlton Communications PLC (United Kingdom)                               2,015,000     15.988        .09


Electronic Components - 5.13%
Micron Technology, Inc. (USA) (1)                                         7,500,000    217.969       1.16
Advanced Micro Devices, Inc. (USA) (1)                                    7,050,000    204.891       1.09
Intel Corp. (USA)                                                         1,650,000    128.803        .69
Bay Networks, Inc. (USA) (1)                                              3,516,900     95.396        .51
Analog Devices, Inc. (USA) (1)                                            1,710,000     56.858        .30
Altera Corp. (USA) (1)                                                    1,250,000     47.187        .25
Murata Manufacturing Co., Ltd. (Japan)                                    1,590,000     43.928        .23
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)                      7,900,000     39.018        .21
Seagate Technology (USA) (1)                                              1,400,000     35.350        .19
Asustek Computer Inc. (Taiwan) (1)                                        1,200,000     27.293        .15
Hirose Electric Co., Ltd. (Japan)                                           400,000     19.940        .11
Rohm Co., Ltd. (Japan)                                                      200,000     18.318        .10
Texas Instruments Inc. (USA)                                                300,000     16.237        .09
Kyocera Corp. (Japan)                                                       176,000      9.249        .05


Electrical & Electronics - 4.11%
Nokia Corp., Class A (Finland)                                              580,000     62.283
Nokia Corp., Class A (American Depositary Receipts)                       1,690,000    182.414
Nokia Corp., Class K                                                        460,000     49.503       1.56
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                         2,811,000    133.372
Telefonaktiebolaget LM Ericsson, Class B (American
 Depositary Receipts)                                                       800,000     38.050        .91
Alcatel Alsthom (France)                                                    445,000     83.480        .44
Northern Telecom Ltd. (Canada)                                              914,600     59.106        .31
Siemens AG (Germany)                                                        600,000     40.134        .21
Schneider SA (France)                                                       500,000     38.471        .20
General Electric Co. (USA)                                                  440,000     37.923        .20
York International Corp. (USA)                                              680,000     30.600        .16
General Instrument Corp. (USA) (1)                                        1,055,200     22.093        .12


Multi-Industry - 4.00%
Siebe PLC (United Kingdom)                                                6,770,000    147.510        .78
Williams Holdings PLC (United Kingdom)                                   12,000,000     95.917        .51
Lend Lease Corp. Ltd. (Australia)                                         4,058,860     94.567        .50
Hutchison Whampoa Ltd. (Hong Kong)                                       13,216,000     92.960        .49
Suez Lyonnaise des Eaux (France)                                            500,000     72.183        .38
FMC Corp. (USA) (1)                                                         754,800     59.252        .32
LTV Corp. (USA)                                                           3,975,000     52.172        .28
Lagardere Groupe SCA (France)                                               850,000     34.277        .18
Canadian Pacific Ltd. (Canada)                                            1,000,000     29.500        .16
Investor AB (Sweden)                                                        520,000     27.854        .15
Swire Pacific Ltd., Class A (Hong Kong)                                   4,350,000     23.018        .12
AlliedSignal Inc. (USA)                                                     400,000     16.800        .09
B.A.T Industries PLC (United Kingdom)                                       755,559      7.625        .04


Energy Sources - 3.85%
TOTAL, Class B (France)                                                     131,077     15.731
TOTAL, Class B (American Depositary Receipts)                             3,109,814    186.783       1.08
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                                    1,952,000    110.898
 'Shell' Transport and Trading Co., PLC (United Kingdom)                  3,000,000     22.023        .71
ENI SpA (Italy)                                                          11,000,000     74.514        .40
Elf Aquitaine (France)                                                      400,000     52.391
Elf Aquitaine (American Depositary Receipts)                                250,000     16.188        .36
Mobil Corp. (USA)                                                           700,000     53.638        .29
Talisman Energy Inc. (Canada) (1)                                         1,400,000     42.189        .22
YPF SA, Class D (American Depositary Receipts) (Argentina)                1,200,000     40.800        .22
Phillips Petroleum Co. (USA)                                                700,000     34.956        .19
RAO Gazprom (American Depositary Receipts) (Russia)                       1,341,000     28.429        .15
Anadarko Petroleum Corp. (USA)                                              400,000     27.600        .15
Enterprise Oil PLC (United Kingdom)                                       1,221,300     11.008        .06
Broken Hill Proprietary Co. Ltd. (Australia)                                371,938      3.801        .02


Automobiles - 3.21%
Regie Nationale des Usines Renault, SA (France)                           3,800,000    169.175        .90
Honda Motor Co., Ltd. (Japan)                                             3,200,000    115.315        .61
Bayerische Motoren Werke AG (Germany)                                        69,500     76.792
Bayerische Motoren Werke AG, preferred shares                                20,318     15.095        .49
Chrysler Corp. (USA)                                                      1,500,000     62.344        .33
Ford Motor Co., Class A (USA)                                             1,229,500     54.175        .29
Suzuki Motor Corp. (Japan)                                                4,379,000     41.094        .22
Volvo AB, Class B (Sweden)                                                1,000,000     31.777        .17
Daimler-Benz AG, 4.125% convertible debentures
 2003 (Germany) (2)                                                   DM28,000,000      25.265        .13
Toyota Motor Corp. (Japan)                                                  500,000     13.326        .07
General Motors Corp. (USA)                                                   12,500      0.843        .00


Chemicals - 3.19%
Praxair, Inc. (USA)                                                       2,781,400    143.068        .76
BOC Group PLC (United Kingdom)                                            6,058,300     96.647        .51
Sherwin-Williams Co. (USA)                                                1,962,000     69.651        .37
Methanex Corp. (Canada) (1)                                               7,250,000     63.628        .34
Georgia Gulf Corp. (USA) (3)                                              1,975,000     53.572        .28
Valspar Corp. (USA)                                                       1,160,000     45.530        .24
E.I. du Pont de Nemours and Co. (USA)                                       600,000     40.800        .22
Bayer AG (Germany)                                                          850,000     38.853        .21
L'Air Liquide (France)                                                      110,097     18.647        .10
AGA AB, Class A (Sweden)                                                    800,000     11.687
AGA AB, Class B                                                             300,000      4.083        .08
Engelhard Corp. (USA)                                                       813,100     15.449        .08
                                                                                 .

Food & Household Products - 3.10%
Nestle SA (Switzerland)                                                     100,782    192.321       1.02
Reckitt & Colman PLC (United Kingdom)                                     6,056,250    112.109        .60
Groupe Danone (France)                                                      443,586    107.042        .57
Unilever NV (Netherlands)                                                 1,340,000     90.335        .48
Cadbury Schweppes PLC (United Kingdom)                                    3,350,000     45.235        .24
Archer Daniels Midland Co. (USA)                                          1,050,000     23.034        .12
Colgate-Palmolive Co. (USA)                                                 150,000     12.994        .07


Beverages & Tobacco - 3.05%
Philip Morris Companies Inc. (USA)                                        7,455,000    310.780       1.65
Seagram Co. Ltd. (Canada)                                                 2,800,000    106.925        .57
Asahi Breweries, Ltd. (Japan)                                             2,777,000     36.693
Asahi Breweries, Ltd. 1.00% convertible debentures 2003               Y924,000,000      10.405
Asahi Breweries, Ltd. 0.95% convertible debentures 2002               Y410,000,000       4.540
Asahi Breweries, Ltd. 0.90% convertible debentures 2001               Y520,000,000       5.817        .31
PepsiCo, Inc. (USA)                                                       1,000,000     42.688        .23
Cia. Cervejaria Brahma, preferred nominative (Brazil)                    39,172,000     30.355
Cia. Cervejaria Brahma, preferred nominative (American
 Depositary Receipts)                                                       100,000      1.550        .17
LVMH Moet Hennessy Louis Vuitton (France)                                    80,000     16.956        .09
Gallaher Group PLC (American Depositary Receipts)
 (United Kingdom)                                                           300,000      6.488        .03


Insurance - 2.67%
ING Groep NV (Netherlands)                                                2,683,278    152.202        .81
Fairfax Financial Holdings Ltd. (Canada)                                    289,700     99.453
Fairfax Financial Holdings Ltd. (USA) (2)                                    93,000     31.926        .70
American International Group, Inc. (USA)                                    819,843    103.249        .55
Assicurazioni Generali SpA (Italy)                                        1,508,000     46.664        .25
Guardian Royal Exchange PLC (United Kingdom)                              4,350,000     31.097        .17
Allianz AG (Germany)                                                         65,000     19.614        .10
Istituto Nazionale delle Assicurazioni SpA (Italy)                        5,000,000     16.338        .09


Data Processing & Reproduction - 2.25%
Oracle Corp. (USA) (1)                                                    3,100,000     97.844        .52
Fujitsu Ltd. (Japan)                                                      8,072,000     84.235        .45
Ascend Communications, Inc. (USA) (1)                                     1,850,000     70.069        .37
Microsoft Corp. (USA) (1)                                                   710,000     63.545        .34
Cisco Systems, Inc. (USA) (1)                                               500,000     34.187        .18
International Business Machines Corp. (USA)                                 300,000     31.162        .17
Silicon Graphics, Inc. (USA) (1)                                          2,100,000     29.269        .16
Computer Associates International, Inc. (USA)                               200,000     11.550        .06


Leisure & Tourism - 1.76%
Carnival Corp., Class A (USA)                                             3,400,000    237.150       1.26
Walt Disney Co. (USA)                                                       600,000     64.050        .34
Accor SA (France)                                                           120,000     30.777        .16


Forest Products & Paper - 1.63%
Champion International Corp. (USA)                                        2,200,000    119.488        .64
Louisiana-Pacific Corp. (USA)                                             2,550,000     59.288        .32
UPM-Kymmene Corp. (Finland)                                               1,953,000     49.776        .26
International Paper Co. (USA)                                               600,000     28.088        .15
Rayonier Inc. (USA)                                                         600,000     27.412        .15
Jefferson Smurfit Corp. (USA) (1)                                         1,255,700     21.268        .11


Appliances & Household Durables - 1.40%
Sony Corp. (Japan)                                                        1,177,000     99.851        .53
Philips Electronics NV (Netherlands)                                      1,108,200     81.298
Philips Electronics NV, warrants, expire 1998 (1)                           250,000     14.264        .51
Samsung Electronics Co., Ltd. (South Korea)                                 986,077     52.011
Samsung Electronics Co., Ltd. (Global Depositary Receipts)                  562,500     15.328        .36


Merchandising - 1.36%
Wal-Mart Stores, Inc. (USA)                                               3,450,000    175.303        .93
Home Depot, Inc. (USA)                                                      722,500     48.723        .26
Cifra, SA de CV, Class C (Mexico)                                         3,624,400      6.385
Cifra, SA de CV, Class V                                                 10,995,004     20.118        .14
Carrefour SA (France)                                                         9,000      5.299        .03


Gold Mines - 1.34%
Newmont Mining Corp. (USA)                                                3,100,000     94.744        .50
Placer Dome Inc. (Canada)                                                 5,500,000     72.531        .39
Barrick Gold Corp. (Canada)                                               3,000,000     64.875        .35
Gold Fields of South Africa Ltd. (South Africa)                           1,400,000     19.186        .10


Recreation & Other Consumer Products - 1.07%
Hasbro, Inc. (USA)                                                        1,800,000     63.563        .34
Nintendo Co., Ltd. (Japan)                                                  622,500     53.744        .29
EMI Group PLC (United Kingdom)                                            3,975,569     33.040        .18
Eastman Kodak Co. (USA)                                                     400,000     25.950        .14
PolyGram NV (New York Registered Shares) (Netherlands)                      259,900     12.053        .06
Fuji Photo Film Co., Ltd. (Japan)                                           300,000     11.171        .06


Machinery & Engineering - 1.05%
Caterpillar Inc. (USA)                                                    2,300,000    126.644        .67
Deere & Co. (USA)                                                           500,000     30.969        .16
Kvaerner AS, Class A (Norway)                                               659,240     29.706        .16
UNOVA Inc.  (USA) (1)                                                       440,000      8.800        .05
Kawasaki Heavy Industries, Ltd. (Japan)                                   1,243,000      2.491        .01


Utilities: Electric & Gas - 1.05%
National Power PLC (United Kingdom)                                       9,300,000     95.330        .51
Williams Companies, Inc. (USA)                                            2,869,125     91.812        .49
Hongkong Electric Holdings Ltd. (Hong Kong)                               2,775,100      9.527        .05


Business & Public Services - 0.94%
Reuters Group PLC  (United Kingdom)                                       4,397,900     47.361
Reuters Group PLC (American Depositary Receipts)                            208,000     13.429        .32
United Utilities PLC (United Kingdom)                                     3,017,286     44.678        .24
Cie. Generale des Eaux (France)                                             203,808     33.072
Cie. Generale des Eaux, warrants, expire 2001 (1)                           203,808      0.229        .18
Rentokil Group PLC (United Kingdom)                                       4,200,000     24.757        .13
Electronic Data Systems Corp. (USA)                                         300,000     13.762        .07


Metals: Nonferrous - 0.89%
Alumax Inc. (USA) (1)                                                     1,200,000     54.225        .29
WMC Ltd. (Australia)                                                     12,389,336     42.478        .23
Alcan Aluminium Ltd. (Canada)                                               800,000     25.000        .13
Phelps Dodge Corp. (USA)                                                    300,000     19.369        .10
Pechiney, Class A (France)                                                  366,527     16.850        .09
Teck Corp., Class B (Canada)                                                700,000     10.116        .05


Energy Equipment - 0.79%
Halliburton Co. (USA)                                                     1,178,300     59.136        .31
Western Atlas Inc. (USA) (1)                                                591,000     45.729        .24
Schlumberger Ltd. (Netherlands Antilles)                                    598,300     45.321        .24

Metals: Steel - 0.70%
Allegheny Teledyne Inc. (USA)                                             2,040,000     56.737        .30
Usinor Sacilor (France)                                                   2,800,000     46.791        .25
Cia. Vale do Rio Doce, ordinary nominative (Brazil)                          38,400       .848
Cia. Vale do Rio Doce, preferred nominative (4)                              38,400       .000
Cia. Vale do Rio Doce, preferred nominative (American
 Depositary Receipts)                                                     1,184,000     28.268        .15


Real Estate - 0.54%
Cheung Kong (Holdings) Ltd. (Hong Kong)                                  11,320,000     80.354        .43
Security Capital Group Inc., Class A (USA) (1)                               13,839     20.759        .11


Electronic Instruments - 0.49%
ADVANTEST CORP. (Japan)                                                   1,100,000     71.434        .38
Applied Materials, Inc. (USA) (1)                                           400,000     14.125        .08
Tokyo Electron Ltd. (Japan)                                                 173,000      5.832        .03


Transportation: Shipping - 0.46%
Bergesen d.y. AS, Class A (Norway)                                        1,500,000     31.830
Bergesen d.y. AS, Class B                                                   795,000     16.766        .26
Nippon Yusen KK (Japan)                                                  10,500,000     37.759        .20


Miscellaneous Materials & Commodities - 0.40%
Cie. de Saint-Gobain (France)                                               320,000     52.650        .28
De Beers/Centenary linked units (South Africa)                            1,000,000     21.807        .12


Aerospace & Military Technology - 0.23%
Boeing Co. (USA)                                                            795,000     41.440        .22
Raytheon Co., Class A (USA)                                                  25,508      1.451        .01


Industrial Components - 0.20%
Bridgestone Corp. (Japan)                                                 1,571,000     35.619        .19
Rockwell International Corp. (USA)                                           42,700      2.450        .01


Building Materials & Components - 0.19%
CEMEX, SA de CV, Class A (Mexico)                                         2,362,225     10.542
CEMEX, SA de CV CPO                                                       5,540,000     24.593        .19


Financial Services - 0.11%
Associates First Capital Corp., Class A (USA) (1)                           259,883     20.531        .11


Transportation: Rail & Road - 0.09%
Union Pacific Corp. (USA)                                                   317,300     17.828        .09


Textiles & Apparel - 0.06%
NIKE, Inc., Class B (USA)                                                   260,000     11.505        .06


Miscellaneous - 1.14%
Other equity securities in initial period of
 acquisition                                                                           215.007       1.14
                                                                                   -----------------------


TOTAL EQUITY SECURITIES
(cost: $10,447.600 million)                                                         16,551.842      88.03
                                                                                   -----------------------

                                                                        Principal
                                                                            Amount
Bonds                                                                   (Millions)
---------------------------------------                               ------------

New Zealand Government - 0.14%
New Zealand 8.00% November 2006                                          NZ$44.500      25.993        .14


                                                                                   ----------------------
TOTAL BONDS (cost: $29.832 million)                                                     25.993        .14
                                                                                   ----------------------

TOTAL INVESTMENT SECURITIES (cost: $10,477.432 million)                             16,577.835      88.17
                                                                                   ----------------------

Short-Term Securities
------------------------------------------

Corporate Short-Term Notes - 8.49%
Svenska Handelsbanken Group 5.35%-5.58% due 4/7-4/13/98                    $111.500    111.348        .59
National Australia Funding (Delaware) Inc. 5.44%-5.50%
 due 4/9-5/15/98                                                            103.500    103.175        .55
Toronto-Dominion Holdings USA Inc. 5.40%-5.54% due 4/3-
 5/8/98                                                                      99.227     98.726        .52
Canada Bills 5.40%-5.46% due 4/3-6/19/98                                     98.850     98.393        .52
Societe Generale NA Inc. 5.40%-5.52% due 4/15-5/18/98                        84.700     84.344        .45
Daimler-Benz North America Corp. 5.46%-5.51% due 5/14-
 6/8/98                                                                      81.500     80.741        .43
Commonwealth Bank of Australia 5.40%-5.52% due 4/3-
 4/21/98                                                                     80.000     79.882        .42
Lloyds Bank PLC  5.41%-5.45% due 5/11-6/9/98                                 77.700     77.041        .41
General Electric Capital Corp. 5.48%-5.51% due 4/2-
 6/10/98                                                                     77.200     76.704        .41
Ford Credit Europe PLC 5.49%-5.51% due 5/21-6/3/98                           76.300     75.661        .40
Caisse d'amortissement de la dette sociale 5.44%-5.50%
 due 4/20-5/7/98                                                             75.000     74.708        .40
Abbey National North America 5.42%-5.43% due 4/22-
 5/6/98                                                                      72.000     71.576        .38
Rank Xerox Capital (Europe) PLC  5.43%-5.45%  due 4/1-
 4/28/98                                                                     71.015     70.879        .38
International Lease Finance Corp. 5.36%-5.48% due 4/17-
 7/1/98                                                                      67.800     67.230        .36
American Express Credit Corp. 5.49%-5.51% due 4/22-
 5/26/98                                                                     63.900     63.556        .34
Siemens Corp. 5.41%-5.43% due 4/16-4/17/98                                   63.900     63.742        .34
Canadian Wheat Board 5.40%-5.45% due 5/14-6/12/98                            61.500     60.971        .32
Barclays U.S. Funding Corp. 5.415%-5.49% due 4/20-5/8/98                     57.300     57.083        .30
ANZ (Delaware) Inc. 5.425% due 4/13/98                                       50.000     49.901        .27
Export Development Corp. 5.43%-5.44% due 4/8/98                              48.900     48.841        .26
France Telecom 5.45%-5.47% due 5/12-6/11/98                                  47.205     46.801        .25
Repsol International Finance B.V. 5.43% due 5/1-5/5/98                       35.000     34.826        .19


Federal Agency Discount Notes - 1.86%
Federal Home Loan Banks 5.34%-5.41% due  4/15-4/24/98                       134.100    133.730        .71
Freddie Mac 5.32%-5.42% due 5/29-6/8/98                                      84.300     83.458        .44
Fannie Mae 5.33%-5.405% due 4/16-6/12/98                                     93.957     93.311        .50
International Bank for Reconstruction and Development
 5.36%-5.40% due 5/15-6/8/98                                                 40.000     39.655        .21


Certificates of Deposit - 1.19%
Canadian Imperial Bank of Commerce 5.55%-5.57%
 due 5/5-6/25/98                                                             85.000     84.999        .45
National Westminster Bank PLC 5.595% due 4/15/98                             50.000     50.001        .27
ABN-AMRO Bank NV 5.56%-5.62% due 4/6-6/19/98                                 49.000     48.998        .26
Abbey National PLC 5.52% due 5/7/98                                          40.000     39.998        .21


U.S. Treasury Obligations - 0.27%
5.295% April 1998                                                            50.000     49.841        .27

                                                                                   ----------------------

Non U.S. Currency - 0.05%
New Taiwanese Dollar                                                    NT$295.390       9.006        .05


TOTAL SHORT-TERM SECURITIES (cost: $2,230.537 million)                               2,229.126      11.86
Excess of cash and receivables over payables                                           (4.293)      (0.03)
                                                                                   -----------------------

TOTAL SHORT-TERM SECURITIES AND NET CASH                                             2,224.833      11.83
                                                                                   -----------------------

NET ASSETS                                                                         $18,802.668     100.00%
                                                                                   ======================

(1) Non-income-producing securities

(2) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

(3) The fund owns 6.14% of the outstanding voting securities of Georgia Gulf Corp., which represent an investment in an affiliate as defined in the Investment
 Company Act of 1940.

(4) Valued under procedures established by the Board of Directors.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.


See Notes to Financial Statements



New Perspective Fund

Equity-Type Securities Appearing in the
Portfolio Since September 30, 1997

ADVANTEST
Allianz Holdings
Amgen
Asustek Computer
Avon Products
Bristol-Myers Squibb
Carrefour
France Telecom
Guardian Royal Exchange
Hasbro
Hirose Electric
Investor AB
Istituto Nazionale delle Assicurazioni
Phelps Dodge
Rohm
Security Capital Group
Taiwan Seimconductor
Texas Instruments
Union Pacific
Williams Companies


Equity-Type Securities Eliminated from the
Portfolio Since September 30, 1997

ABB
Abbott Laboratories
Acer
Aluminum Co. of America
Arrow Electronics
Bank of Tokyo-Mitsubishi
Carter Holt Harvey
CSX
Digital Equipment
Electrocomponents
Enersis
Euro Disney
Fortune Brands
Gucci Group
Holderbank Financiere
HSBC Holdings
Ito-Yokado
Lion Nathan
Mattel
Nan Ya Plastics
NextLevel Systems
Potash
Quintiles Transnational
Sankyo
Societe Centrale (de Assurances Generales)
Sumitomo Bank
Sybase
Thorn
US West Media Group
Waste Management
WHSmith Group

New Perspective Fund
Financial Statements                                                             Unaudited
----------------------------------------------             --------------------------------
Statement of Assets and Liabilities                                            (dollars in
at March 31, 1998                                                                millions)
----------------------------------------------             --------------------------------
Assets:
Investment securities at market
 (cost: $10,477.432)                                                           $16,577.835
Short-term securities
 (cost: $2,230.537)                                                              2,229.126
Cash                                                                                  .732
Receivables for-
 Sales of investments                                              $38.837
 Sales of fund's shares                                             26.986
 Dividends and accrued interest                                     38.355         104.178
                                                           --------------------------------
                                                                                18,911.871
Liabilities:
Payables for-
 Purchases of investments                                           78.811
 Repurchases of fund's shares                                       19.772
 Management services                                                 6.362
 Accrued expenses                                                    4.258          109.203
                                                           --------------------------------
Net Assets at March 31, 1998-
 Equivalent to $22.36 per share on
 840,840,376 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                          $18,802.668
                                                                           ================

Statement of Operations
for the six months ended March 31, 1998                                          Unaudited
                                                                               (dollars in
                                                                                 millions)
----------------------------------------------             --------------------------------
Investment Income:
Income:
 Dividends                                                        $ 89.236
 Interest                                                           63.317       $ 152.553
                                                           ----------------
Expenses:
 Management services fee                                            34.523
 Distribution expenses                                              19.322
 Transfer agent fee                                                  6.689
 Reports to shareholders                                              .421
 Registration statement and prospectus                               1.016
 Postage, stationery and supplies                                    1.651
 Directors' and Advisory Board fees                                   .195
 Auditing and legal fees                                              .085
 Custodian fee                                                       1.895
 Taxes other than federal
  income tax                                                          .222
 Other expenses                                                       .137           66.156
                                                           --------------------------------
 Net investment income                                                               86.397
                                                                           ----------------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
Net realized gain                                                                   562.385
Net increase in unrealized appreciation on
 investments:
 Beginning of period                                             5,073.194
 End of period                                                   6,098.387        1,025.193
                                                           --------------------------------
 Net realized gain and unrealized appreciation
  on investments                                                                  1,587.578
                                                                           ----------------
Net Increase in Net Assets Resulting
 from Operations                                                               $ 1,673.975
                                                                           ================



----------------------------------------------             --------------------------------
Statement of Changes in Net Assets                             (dollars in
                                                                 millions)
                                                           Six months ended     Year ended
                                                                 March 31,   September 30,
                                                                     1998*             1997
----------------------------------------------             --------------------------------
Operations:
Net investment income                                          $    86.397     $   221.926
Net realized gain on investments                                   562.385         922.766
Net increase in unrealized appreciation
 on investments                                                  1,025.193       2,567.733
                                                           --------------------------------
 Net increase in net assets
 resulting from operations                                       1,673.975       3,712.425
                                                           --------------------------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                              (148.242)       (224.557)
Distributions from net realized gain on
 investments                                                      (944.065)       (462.037)
                                                           --------------------------------
 Total dividends and distributions                              (1,092.307)       (686.594)
                                                           --------------------------------

Capital Share Transactions:
Proceeds from shares sold: 64,675,717
 and 160,556,117 shares, respectively                            1,336.251       3,126.904
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 54,693,713 and 36,204,990 shares,
 respectively                                                    1,038.033         650.157
Cost of shares repurchased: 54,169,491
 and 78,902,097 shares, respectively                            (1,109.368)     (1,534.468)
                                                           --------------------------------

 Increase in net assets resulting from
  capital share transactions                                     1,264.916       2,242.593
                                                           --------------------------------

Total Increase in Net Assets                                     1,846.584       5,268.424

Net Assets:
Beginning of period                                             16,956.084      11,687.660
                                                           --------------------------------
End of period (including undistributed
 net investment income: $53.819
 and $115.664, respectively)                                   $18,802.668     $16,956.084
                                                           ================================


* Unaudited

See Notes to Financial Statements

Notes to Financial Statements

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of March 31, 1998, net unrealized appreciation on invest-ments for federal income tax purposes aggregated $6,099,980,000 of which $6,572,956,000 related to appreciated securities and $472,976,000 related to depreciated securities. During the six months ended March 31, 1998, the fund realized, on a tax basis, a net capital gain of $563,347,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $962,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $12,706,980,000 at March 31, 1998.

3. The fee of $34,523,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended March 31, 1998, distribution expenses under the Plan were $19,322,000. As of March 31, 1998, accrued and unpaid distribution expenses were $3,163,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,689,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,007,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1998, aggregate amounts deferred and earnings thereon were $519,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of March 31, 1998, accumulated undistributed net realized gain on investments and currency was $466,611,000 and additional paid-in capital was $11,343,011,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $2,054,794,000 and $2,088,067,000, respectively, during the six months ended March 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,895,000 includes $61,000 that was paid by these credits rather than in cash.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended March 31, 1998, such non-U.S. taxes were $5,545,000. Net realized currency losses on dividends, interest and withholding taxes reclaimable, on a book basis, were $1,590,000 for the six months ended March 31, 1998.


                                         Six months
                                              ended Year ended
                                           March 31 September 30
                                            1998(1)         1997        1996      1995       1994      1993
                                        ----------- ----------- ----------- --------------------------------
Net Asset Value, Beginning of Period         $21.86      $17.77      $16.98    $15.40     $14.21     $12.25
                                        ----------- ----------- ----------- --------------------------------
 Income from Investment Operations:
  Net investment income                         .11         .29         .32       .31        .22        .17
  Net realized gain and increase in
   unrealized appreciation on investment       1.79        4.81        1.40      2.35       1.54       2.04
                                        ----------- ----------- ----------- --------------------------------
   Total income from
 investment operations                         1.90        5.10        1.72      2.66       1.76       2.21
                                        ----------- ----------- ----------- --------------------------------
 Less Distributions:
  Dividends from net
 investment income                            (.190)      (.323)      (.321)    (.237)     (.173)     (.178)
  Dividends from net realized
 non-U.S. currency gains(2)                       -       (.007)      (.009)    (.003)     (.027)     (.022)
  Distributions from net
 realized gains                              (1.210)      (.680)      (.600)    (.840)     (.370)     (.050)
                                        ----------- ----------- ----------- --------------------------------
   Total distributions                        (1.40)      (1.01)       (.93)    (1.08)      (.57)      (.25)
                                        ----------- ----------- ----------- --------------------------------
Net Asset Value, End of Period               $22.36      $21.86      $17.77    $16.98     $15.40     $14.21
                                        ====================================================================

Total Return(3)                                9.83%     29.97%      10.64%     18.63%     12.61%     18.34%

Ratios/Supplemental Data:
  Net assets, end of
 period (in millions)                       $18,803     $16,956     $11,688    $8,817     $6,279     $4,417
  Ratio of expenses to average
 net assets                                     .39%        .79%        .82%      .83%      .84%        .87%
  Ratio of net income to
 average net assets                             .51%       1.56%       2.00%     2.12%     1.48%       1.40%
  Average commissions paid per share (5)      2.06c        .50c       4.30c      .72c      1.05c      1.74c
  Portfolio turnover rate                    13.98%      25.68%      18.12%     22.40%     25.33%     15.02%

(1) Unaudited
(2) Realized non-U.S. currency gains
 are treated as ordinary income for
 federal income tax purposes.
(3) Excludes maximum sales charge of 5.75%.
(4) Based on operations for the period shown and, accordingly, not representative of a full year.
(5) Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased or
 reduce the proceeds of securities
 sold, and are not separately reflected
 in the fund's statement of operations.
 Shares traded on a principal basis
 (without commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded. Generally,
 non-U.S. commissions are lower than
 U.S. commissions when expressed as
 cents per share but higher when ex-
 pressed as a percentage of transaction amount because of the lower per-share prices of many non-U.S. securities.

The American Funds Group(r) Shareholder Services

Services to match your lifestyle

AMERICAN FUNDSLINE(R) AND FUNDSLINE ONLINE(SM) - Use our 24-hour phone line or visit our Web site to get fund information and handle numerous transactions - all on your timetable.

AMERICAN FUNDSLINK(SM) - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

DIVIDEND AND CAPITAL GAIN OPTIONS - Use your dividend and capital gain distributions to meet your changing needs. You may:

- Automatically reinvest distributions back into the fund at no sales charge. -Cross-reinvest dividends into another fund at no sales charge. (Certain restrictions apply.)
- Have dividends mailed or sent electronically to you or to someone else.

EXCHANGE PRIVILEGES - When it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - usually without paying a sales charge. Certain restrictions apply and there generally are tax consequences. Please consult your financial adviser and read the prospectus before you exchange shares.

QUESTIONS?

For more information about these services or any of the American Funds, please read a current prospectus, which you may obtain from your financial adviser. To contact American Funds:

- Shareholder Services Representative, toll-free, 8 a.m. to 8 p.m. ET - 800/421-0180
-  American FundsLine, toll-free 24-hour voice response unit - 800/325-3590
-  FundsLine Online, Web site - www.americanfunds.com
- By mail - Write to the service center nearest you. If you live outside the U.S., please write to the Western Service Center

To talk to a Shareholder Services Representative, call toll-free (8 a.m. to 8 p.m. ET) from anywhere in the U.S.: 800/421-0180. Visit www.americanfunds.com on the World Wide Web.

[map of the United States]

WESTERN
SERVICE CENTER
American Funds
Service Company
P.O. Box 2205
Brea, California
92822-2205

WEST CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522

EAST CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007

EASTERN
SERVICE CENTER
American Funds
Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280

These services are subject to change or termination.

[The American Funds Group(r)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804
TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1998, this report must be accompanied by an American Funds Group Quarterly Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA AGD/GRS/3767
Lit. No. NPF-013-0598